UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2020

Texas Republic Capital Corporation

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

000-55621	45-5311713
(Commission File Number)	(IRS Employer Identification No.)

13215 Bee Cave Parkway, Ste A120, Austin, TX	78738
(Address of principal executive offices)	(Zip Code)

(512) 330-0099

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par	-	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

45-day Extension to File Quarterly Report on Form 10-Q

Due to the impact of the COVID-19 pandemic on the business, consultants and service providers of Texas Republic Capital Corporation (the “Company” or “TRCC”), a Texas corporation, is unable to file its quarterly report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) by the normally prescribed deadline of May 15, 2020. The Company plans to file its Quarterly Report by no later than June 29, 2020, 45 days after the original due date of its Quarterly Report, in reliance upon the exemption set forth in the Securities and Exchange Commission’s March 4, 2020 Order (Release No. 34-88318) (the “Order”), which, under certain conditions, exempts reporting companies form making certain filings required under the Securities and Exchange Act of 1934 for up to 45 after the normally prescribed deadline.

The Company’s key internal financial personnel and our third party administrator important to the development of our financial statements have been following the recommendations of local health authorities to minimize exposure risk for its team members since stay at home orders began, including the temporary closures of its offices and having team members work remotely, and, as a result, the Quarterly Report will not be completed by the filing deadline, due to insufficient time to facilitate the internal and external review process.

Risk Factors

It is possible that the novel Coronavirus pandemic could cause long-lasting stock market volatility and weakness, as well as long-lasting recessionary effects on the United States and/or global economies. Should the negative economic impact caused by the novel Coronavirus pandemic result in long-term economic weakness in the United States and/or globally, the Company’s ability to establish its business would be severely negatively impacted.

The Company may suffer sluggish or negative sales growth as a result of the novel Coronavirus pandemic. It is possible that the negative economic impact caused by the novel Coronavirus pandemic will result in long-term economic weakness in the United States and/or globally and the Company’s ability to establish its business would be severely negatively impacted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REPUBLIC CAPITAL CORPORATION

Date: May 18, 2020	By:	/s/ Timothy R. Miller
Timothy R. Miller
President and Chief Executive Officer